EXHIBIT 10.1

STANDARD INDUSTRIAL LEASE
OPTION EXERCISE

     This Exercise of Option is made with respect to that certain Standard Industrial Lease dated February 18, 1991 (the “Lease”) between 5700 West 96th Street, a California general partnership (“Lessor”), and Diagnostic Products Corporation, a California corporation (“Lessee”), as amended pursuant to that certain Second Addendum to Standard Industrial Lease between Lessor and Lessee dated April 1, 2002 (the “Addendum”).

     WHEREAS, pursuant to the Addendum, Lessee has an option to extend the Lease through December 31, 2006 by providing written notice to the Lessor no later than November 1, 2004 (the “Option”); and

     WHEREAS, the parties acknowledge a mistake in the Addendum with respect to the Option term provided in paragraph 20 of the Addendum and the date by which notice must be given to exercise the Option in paragraph 22 of the Addendum; and

     WHEREAS, Lessor orally extended the period of time Lessee had the right to exercise the Option; and

     WHEREAS, Lessee desires to exercise the Option;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Paragraph 20 of the Addendum is hereby reformed and clarified to read in full as follows:

“Lessee extends the lease for a period of two years beginning on January 1, 2003 and ending on December 31, 2004.”

     2. Paragraph 22 of the Addendum is hereby reformed and clarified to read in full as follows:

“Lessee shall have an option to extend the lease an additional two years beyond December 31, 2004 at a rent per month of $90,562 by providing notice to the Partnership not later than November 1, 2004.”

     3. Lessee hereby exercises the Option to extend the Lease for the period January 1, 2005 through December 31, 2006 at a rent per month of $90,562, effective as of January 1, 2005, and Lessor consents to such exercise.

Dated as of January 1, 2005	DIAGNOSTIC PRODUCTS CORPORATION

	By	/S/ James L. Brill

James L. Brill, Vice President, Finance

5700 WEST 96TH STREET, a general partnership

	By	/S/ Michael Ziering

Michael Ziering, Partner

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